SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:                 May 31, 2002
                                ------------------------------------------------

                            WKI Holding Company, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                              333-57099              16-1403318
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(State or other jurisdiction          (Commission            (IRS employer
    of incorporation)                 File Number)           Identification No.)


     One Pyrex Place, P.O. Box 1555, Elmira, New York           14902-1555
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (607) 377-8000
                                                   -----------------------------

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)


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     ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     On May 31, 2002, WKI Holding Company, Inc., a Delaware corporation (the "Registrant"), and all of its direct and indirect wholly-owned U.S. subsidiaries filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). These cases are pending before The Honorable Jack B. Schmetterer, United States Bankruptcy Judge, and are being jointly administered under case number 02-B21257. On May 31, 2002, the Registrant issued a press release in connection with the chapter 11 filing, a copy of which is attached as an exhibit to this report.

     On June 4, 2002, the Registrant issued a press release, a copy of which is attached as an exhibit to this report, announcing that the Bankruptcy Court had granted approval of all critical first-day motions, including interim approval for the Registrant to access a portion of its debtor in possession financing package.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               The Registrant files the following exhibits as part of this report:

               Exhibit 99.1 Copy of the Registrant's press release, dated May 31, 2002.


               Exhibit 99.2 Copy of the Registrant's press release, dated June 4, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WKI Holding Company, Inc.

                                                /s/  Raymond J. Kulla
                                                --------------------------------
                                                Name:  Raymond J. Kulla
                                                Title: Vice President and
                                                         General Counsel
Date:  June 7, 2002


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